Gain on Disposal of Subsidiaries and Other Assets, Net (Tables)	3 Months Ended
Mar. 31, 2025
Business Combinations [Abstract]
Gain on Disposal of Subsidiaries and Other Assets, Net	The consideration for financial performance conditions will be payable in five earnout payments each due in the first quarter of the years ended December 31, 2026 to December 31, 2030.

Cash consideration	$1,948
Contingent consideration (1)	4,138
Total consideration	$6,086
Less: Assets disposed (2)	5,347
Gain on disposal of subsidiary	$739
(1)
The contingent consideration receivable arising from disposals of subsidiaries and other assets is recognized at fair value on the disposal date using a discounted cash flow methodology (a Level 3 measurement) and will be revalued each reporting period. The contingent consideration to be received is based on the future performance of the disposed business.
(2)
Assets disposed include software development costs, property, plant and equipment and goodwill.